Exhibit 10.62



                            ASSET PURCHASE AGREEMENT


      This ASSET PURCHASE AGREEMENT (this "AGREEMENT") is dated as of the 21st day of December, 2004, by and between FSC Laboratories, Inc. ("FSC") and Par Pharmaceutical, Inc. ("PAR"). FSC and Par are referred to individually as a "Party", and collectively as the "Parties". Capitalized terms used herein shall have the meanings assigned to such terms in the ***/FSC Asset Purchase Agreement (as defined below) unless otherwise defined herein.

                              BACKGROUND STATEMENT

      FSC has purchased certain assets from *** relating to the Isoptin product line and FSC has agreed to sell to Par the New Drug Application relating to such Isoptin Product line (the "Registration", as further defined herein) in accordance with the terms and conditions of this Agreement.

      The parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      1.1 DEFINITIONS. In addition to the terms defined above and other terms defined in other Sections of this Agreement, the following terms shall have the meanings set forth below for purposes of this Agreement:

      (a)   "***/FSC  ASSET  PURCHASE   AGREEMENT"   means  the  Asset  Purchase
            Agreement entered into between FSC and *** under which *** has agreed to sell to FSC certain assets, including the Registration.

      (b) "*** AGREEMENTS" means, the ***/FSC Asset Purchase Agreement and the Manufacturing Agreement entered into between FSC and *** under which *** will manufacture and sell to FSC finished dosages of certain verapamil products.

      (c) "AFFILIATES" means, with respect to any Person, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, a Person shall be deemed to control another Person if
            (a) it owns or controls more than fifty percent (50%) of the voting equity of the other Person (or other comparable ownership if the Person is not a corporation) or (b) in the absence of the ownership of at least fifty percent (50%) of the voting equity or in the case of a non-corporate entity, if it has the direct or indirect power to cause the direction of the management and policies of such corporation or non-corporate entity, as applicable.


[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

      (d) "BRANDED PRODUCT(S)" means any Products offered for sale and/or sold under the trademark "ISOPTIN".

      (e) "GENERIC PRODUCT" means any sustained release verapamil not bearing the Isoptin trademark.

      (f) "OTHER AGREEMENTS" means, collectively, the Pass-Through Supply Agreement, the Economic Arrangements Agreement and the Registration License Agreement.

      (g) "PRODUCT" means all dosage forms, formulations, strengths and package sizes and types of Isoptin SR currently marketed by *** or any of its Affiliates and all dosage forms, formulations, strengths and package sizes and types, whether or not currently marketed by *** or any of its Affiliates.

      (h) "REGISTRATION" means the New Drug Application ("NDA") and all supplements thereto applicable to the Product, including, without limitation, the Registration listed on Schedule 1.1(g).

      1.2   OTHER DEFINITIONAL PROVISIONS.

      (a) The words "hereof," "herein," "hereto" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

      (b) The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

      (c)   The terms "dollars" and "$" shall mean United States dollars.

      (d) The word "including" shall mean including without limitation and the words "include" and "includes" shall have corresponding meanings.

      (e) With respect to any particular action or agreement, the use of the words a Party "shall" or "will" herein shall also mean that such Party "shall cause" the particular action to be performed.

                                   ARTICLE II

                                PURCHASE AND SALE

      2.1 AGREEMENT TO PURCHASE AND SELL. Subject to the terms and conditions contained herein, at the Closing (as defined below), FSC shall sell, transfer, convey and assign to Par, and Par shall purchase and accept from FSC, all right, title and interest of FSC in and to the Registration (the "TRANSFERRED ASSETS").


                                       2
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

      2.2 EXCLUDED ASSETS. The Transferred Assets shall not include (i) the trademark "Isoptin" registered in the United States Patent and Trademark Office under Registration Number 771,062, or (ii) any other assets, rights, properties or interests not specifically included in the Transferred Assets.

      2.3 ASSUMED LIABILITIES. On the Closing Date, Par shall assume all of the following "Assumed Liabilities":

      (a) PRODUCT LIABILITY CLAIMS. All damages, losses, expenses, liabilities, claims or other damages, including reasonable costs of investigation, interest, penalties and attorneys' fees (collectively, "LOSSES") arising out of claims of third parties due to the use or sale of any Generic Product (whether or not defective) sold after the Closing Date by Par or any of its Affiliates and all Losses arising out of claims of third parties due to or relating to any voluntary or involuntary recall of the Generic Product sold on or after the Closing Date.

      2.4 EXCLUDED LIABILITIES. Par shall not assume any liabilities not specifically and explicitly stated in this Agreement; including, but not limited to, any liabilities that arise out of the sales of Branded Products, and any liabilities that arise from the *** Agreements or any other agreement between FSC and ***.

                                   ARTICLE III

                             PURCHASE PRICE; PAYMENT

      3.1 PURCHASE PRICE. The total purchase price for the Transferred Assets shall be Fifteen Million Dollars ($15,000,000) (the "PURCHASE PRICE"), payable in immediately available funds directly to the account designated by FSC.

      3.2 PAYMENT OF PURCHASE PRICE. Par shall pay the purchase price on the Closing Date in accordance with Section 4.2.

                                   ARTICLE IV

                                     CLOSING

      4.1 CLOSING DATE. The closing of the transactions contemplated by this Agreement (the "CLOSING") shall take place at a time as may be mutually agreed upon by Par and FSC and at such place as may be mutually agreed upon by Par and FSC, or if mutually agreed to telephonically. At the Closing, FSC and Par shall make the payments and deliveries as provided in Section 4.2.

      4.2 TRANSACTIONS AT CLOSING. At the Closing, subject to the terms and conditions hereof:

      (a)   In consideration of payment by Par of the Purchase Price, FSC shall:

                                       3
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

            (i) transfer and convey to Par all of the Transferred Assets, and FSC shall execute and deliver to Par a bill of sale and an assignment and assumption agreement ("Assignment and Assumption Agreement") in the form of Exhibit A, and such other good and sufficient agreements, assignments, documents or instruments of transfer and conveyance as shall be necessary to vest in Par title to all of the Transferred Assets;

            (ii) deliver to Par a letter from FSC to the FDA in the form of Exihbit B, duly executed by FSC, transferring the rights to the Registration to Par; and

            (iii) execute and deliver to Par (A) the Registration License Agreement in the form of Exhibit C, (B) the Pass-Through Supply Agreement is the form of Exhibit D, and (B) the Economic Arrangements Agreement in the Form of Exhibit E.

      (b)   In consideration for transfer of the Transferred Assets, Par shall:

            (i) pay to FSC the Purchase Price in full by wire transfer of immediately available funds as per Section 3.1 above;

            (ii) execute and deliver to FSC the Assignment and Assumption Agreement in the form of Exhibit A;

            (iii) execute and deliver to FSC (A) the Registration License Agreement in the form of Exhibit C, (B) the Pass-Through Supply Agreement is the form of Exhibit D, and (B) the Economic Arrangements Agreement in the Form of Exhibit E; and

            (iv)              deliver   to  FSC   such   other   documents   and
            instruments as may be reasonably necessary to effect or evidence the transactions contemplated by this Agreement.

4.3         COORDINATION WITH *** TRANSACTION.
            ----------------------------------

      (a) Should FSC, for any reason, at any time and regardless of fault, fail to complete this transaction or fail to complete the *** Agreements or otherwise fail to transfer to Par beneficial ownership of the Transferred Assets, contemplated in this agreement, FSC shall immediately refund the entire Purchase Price directly to Par, subject to the provisions of Section 7.1.

      (b) In the event Par fails to receive full title and ownership of the Transferred Assets, FSC shall fully cooperate with Par and shall take such actions as Par may request in making any legal or equitable claims against *** under the *** Agreements. At Par's

                                        4
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

            request, FSC shall engage counsel of Par's choosing and shall permit Par to exercise full control over any legal proceeding, including settlement thereof. The costs of any such proceeding, including attorneys' fees, shall be paid by the Parties in proportion to their recoveries in such proceeding. FSC shall promptly remit to Par any amounts recovered from *** in respect of Par's damages. Additionally, at Par's request, to the extent permitted by applicable law FSC shall assign to Par, in writing, any legal or equitable claims FSC may have against *** that may arise out of the ***/FSC Asset Purchase Agreement, which may have a bearing on Par's receipt of full title and ownership of the Transferred Assets or otherwise damage Par in connection with this Agreement, provided, however, that in the event of any such assignment, Par shall proceed with diligence to prosecute any such claim on behalf of FSC to the extent the assigned claim includes damages suffered by FSC under the ***/FSC Asset Purchase Agreement other than those damages suffered by Par (the "FSC damages").Par shall promptly remit to FSC any recoveries from *** constituting FSC damages that are in excess of any Losses (as defined below) actually suffered by Par. To the extent that a claim relates solely to FSC damages, Par shall not compromise or release any such assigned claim for damages owing to FSC pursuant hereto without the prior written consent of FSC.

                                    ARTICLE V

                             REPRESENTATIONS OF FSC

      FSC hereby represents, warrants and covenants to Par as follows:

      5.1 ORGANIZATION. FSC is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware. FSC has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as is now being conducted.

      5.2 DUE AUTHORIZATION. FSC has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, and the execution and delivery of this Agreement and the performance of all of its obligations hereunder have been duly authorized by FSC, including, without limitation, by its board of directors. The signing, delivery and performance of this Agreement by FSC is not prohibited or limited by, and will not result in the breach of or a default under, any provision of the Certificate of Incorporation, Bylaws or other formation documents of FSC, or of any material agreement or instrument binding on FSC, or of any applicable Law, order, writ, injunction or decree of any court or governmental instrumentality, except for such prohibition, limitation or default which would not prevent consummation by FSC of the transactions contemplated hereby. This Agreement has been duly executed and delivered by FSC and constitutes the legal, valid and binding obligations of FSC, enforceable against FSC in accordance with its terms, except as enforceability may be limited or affected by applicable bankruptcy,

                                       5
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

insolvency, moratorium, reorganization or other laws of general application relating to or affecting creditors' rights generally.

      5.3 NO CONFLICTS; ENFORCEABILITY. The execution, delivery and performance of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of any of the terms and provisions of or constitute a default, with or without the passage of time and the giving of notice, under (i) a loan agreement, guaranty, financing agreement, license, agreement affecting a product or other agreement or instrument binding or affecting FSC or FSC's property; (ii) the provisions of FSC's charter or operative documents or bylaws; or (iii) any order writ, injunction or decree of any court or governmental authority entered against FSC or by which any of FSC's property is bound;

      5.4 COMPLIANCE WITH THE LAW. There are no proceedings pending or, to FSC's knowledge, threatened, which could result in the revocation, cancellation or suspension of any Registration. FSC is the sole and exclusive owner of the Registration. The Registration is in full force and effect.

      5.5 OFFICERS AND EMPLOYEES. As of the date of this Agreement, to the knowledge of FSC, no officer or employee of the corporation is in violation of any term of any employment contract, patent disclosure agreement, proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant relating to the right of any such officer or employee to be employed by FSC because of the nature of the business conducted or to be conducted by FSC or relating to the use of trade secrets or proprietary information of others, and the continued employment of FSC's officers and key employees does not subject FSC or Par to any liability to third parties as a result of the existence or terms of any such contracts or agreements.

      5.6 LITIGATION. To the Knowledge of FSC there is no action, suit, litigation, proceeding, claim, governmental investigation or administrative action pending or, to FSC's Knowledge, threatened directly or indirectly involving the Trademark, the Registration or the transactions contemplated hereby or FSC's ability to perform its obligations hereunder and under the Other Agreements. Furthermore, to FSC's knowledge there is no action, suit, litigation, proceeding, claim, lien, judgment, governmental investigation or administrative action pending or threatened against any officer of FSC, for which FSC could be made a party, found liable or otherwise be legally responsible, which may relate to the Trademark, the Registration, or the transactions contemplated hereby.

      5.7   FINANCIAL  CONDITION.  No insolvency  proceeding  of any  character, including, without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, has been commenced by or against FSC or any of their assets or properties, nor, to the knowledge of FSC, is any such proceeding threatened. FSC has not taken any action in contemplation of the institution of any such insolvency proceedings. FSC and its Affiliates are in compliance in all material respects with all Laws applicable to the ownership and operation of its business to the extent that such may have any bearing on its ability to own and to transfer to Par the

                                       6
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

Transferred Assets free and clear of any and all encumbrances, to assign any claims that it may have against *** as they may arise including passing any and all damages received from *** to Par in respect of any damages that may be suffered by Par in connection with this Agreement together with the ***/FSC Asset Purchase Agreement, or to otherwise meet its obligations under this Agreement.

      5.8 BROKERS, ETC. No broker, investment banker, agent, finder or other intermediary acting on behalf of FSC or under the authority of FSC is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with any of the transactions contemplated hereby.

      5.9 TITLE. FSC is the sole and exclusive owner of the Registration and FSC has not assigned or granted any licenses to the Transferred Assets; and there are no Affiliates of FSC or any third parties that have any legal title to or beneficial interest in any of the Transferred Assets nor any license rights thereto. At the Closing, Par will receive (a) full beneficial ownership of all of the Transferred Assets and (b) legal title to all of the Transferred Assets, free and clear of all Encumbrances (except for the Encumbrances set forth on Section 5.4(b) of the Disclosure Schedule in the ***/FSC Asset Purchase Agreement, the rights of the parties to the Searle Manufacturing Agreements and any licenses granted back to FSC pursuant to the Registration License Agreement (the "PERMITTED Encumbrances")).


                                   ARTICLE VI

                      REPRESENTATIONS AND COVENANTS OF PAR

      6.1 ORGANIZATION. Par is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware. Par has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as is now being conducted.

      6.2 DUE AUTHORIZATION. Par has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the execution and delivery of this Agreement and the performance of all of its obligations hereunder have been duly authorized by Par, including, without limitation, by its board of directors. The signing, delivery and performance of this Agreement by Par is not prohibited or limited by, and will not result in the breach of or a default under, any provision of the Certificate of Incorporation, Bylaws or other formation documents of Par, or of any material agreement or instrument binding on Par, or of any applicable Law, order, writ, injunction or decree of any court or governmental instrumentality, except for such prohibition, limitation or default which would not prevent consummation by Par of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Par, enforceable against Par in accordance with its terms, except as enforceability may be limited or affected by applicable bankruptcy,

                                       7
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

insolvency, moratorium, reorganization or other laws of general application relating to or affecting creditors' rights generally.

      6.3 NO CONFLICTS; ENFORCEABILITY. The execution, delivery and performance of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of any of the terms and provisions of or constitute a default, with or without the passage of time and the giving of notice, under (i) a loan agreement, guaranty, financing agreement, license, agreement affecting a product or other agreement or instrument binding or affecting Par or Par's property; (ii) the provisions of Par's charter or operative documents or bylaws; or (iii) any order writ, injunction or decree of any court or governmental authority entered against Par or by which any of Par's property is bound;

      6.4 LITIGATION. There is no action, suit, litigation, proceeding, claim, governmental investigation or administrative action pending or, to Par's knowledge, threatened directly or indirectly involving the transactions contemplated hereby or Par's ability to perform its obligations hereunder and under the Other Agreements.

      6.5   FINANCIAL  CONDITION.  No insolvency  proceeding  of any  character, including, without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, has been commenced by or against Par or any of their assets or properties, nor, to the knowledge of Par, is any such proceeding threatened. Par has not taken any action in contemplation of the institution of any such insolvency proceedings.

      6.6 BROKERS, ETC. No broker, investment banker, agent, finder or other intermediary acting on behalf of Par or under the authority of Par is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with any of the transactions contemplated hereby.

      6.7 MAINTENANCE OF REGISTRATION. Par shall take all actions reasonably necessary for maintaining the Registration, including the filing of annual reports and adverse event notices; provided, however, that Par's obligation under this Section shall cease in the event that (i) no products are sold under the Registration for a period of six (6) consecutive months or (ii) FSC (and Searle or its Affiliates or designees) are the only parties selling product under the Registration, and in either event Par shall have the right to assign the Registration to FSC.

                                   ARTICLE VII

                             LIMITATION OF LIABILITY

      7.1 EXCEPT WITH REGARD TO THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF A PARTY, NEITHER PARTY OR ANY OF SUCH PARTY'S AFFILIATES SHALL HAVE ANY LIABILITY TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES UNDER THIS AGREEMENT AND LOSSES INDEMNIFIABLE HEREUNDER SHALL NOT INCLUDE SUCH DAMAGES, EXCEPT TO THE EXTENT

                                       8
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

SUCH OTHER PARTY OR SUCH OTHER PARTY'S AFFILIATE IS REQUIRED TO PAY SUCH AMOUNT TO A THIRD PARTY. THE FOREGOING NOTWITHSTANDING, THERE SHALL BE NO LIMIT ON OR IMPEDENCE ON THE PASSING THROUGH TO PAR OF ANY DAMAGES RECEIVED FROM *** IN ANY FASHION. ADDITIONALLY, TO THE EXTENT THAT ANY LOSSES INCURRED UNDER THIS AGREEMENT ARE SOLELY DUE TO THE FAULT OF ***, THE AMOUNT PAYABLE DIRECTLY BY A PARTY (THE "PAYING PARTY") TO THE OTHER PARTY FOR CLAIMS UNDER THIS AGREEMENT DUE TO SUCH FAULT OF *** SHALL BE CAPPED AT THE AMOUNTS RECEIVABLE FROM *** FOR SUCH CORRESPONDING CLAIMS AS MAY BE DETERMINED BY A COURT OR ARBITRAL BODY EXERCISING JURISDICTION OR IN A SETTLEMENT, AS APPLICABLE, BEFORE ANY TYPE OF "SET-OFF" DUE TO CLAIMS, COUNTER CLAIMS OR DEFENSES BY *** ARISING SOLELY
AGAINST THE PAYING PARTY. SUCH "SET-OFF" AMOUNTS SHALL ONLY BE COUNTED IF ARISING IN A SETTLEMENT TO THE EXTENT THAT THE PAYING PARTY AGREES TO SUCH AMOUNTS IN THE SETTLEMENT, SUCH AGREEMENT NOT TO BE UNREASONABLY WITHHELD.


                                  ARTICLE VIII

                                 INDEMNIFICATION

      8.1 PAR INDEMNIFICATION OF FSC. Par agrees to indemnify and hold harmless FSC and FSC's Affiliates and their respective parents, Affiliates, subsidiaries, officers, directors, employees, agents, assignees and successors (collectively, the "FSC INDEMNIFIED PARTIES"), at all times from and against and in respect of all damages, loss, liability, claims, expense (including costs of investigation and reasonable attorneys' fees) and diminution of value ("LOSSES") that any FSC Indemnified Party may suffer or incur either directly or in connection with a third party claim, including a claim by ***, to the extent arising out of or based upon (i) Par's ownership, use or sale of the Transferred Assets and discharging of the liabilities assumed by Par under Section 2.3, (ii) any material breach of any of the representations or warranties of Par set forth in this Agreement, and (iii) any material breach of any of the covenants or agreements of Par set forth in this Agreement.

      8.2 FSC INDEMNIFICATION OF PAR. FSC agrees to indemnify and hold harmless Par and Par's Affiliates and their respective parents, Affiliates, subsidiaries, officers, directors, employees, agents, assignees and successors (collectively, the "PAR INDEMNIFIED PARTIES"), at all times from and against and in respect of all Losses that any Par Indemnified Party may suffer or incur either directly or in connection with a third party claim, including a claim by ***, to the extent arising out of or based upon (i) a material breach of any of the representations or warranties of FSC set forth in this Agreement, (ii) a material breach of any of the covenants or agreements of FSC set forth in this Agreement, (iii) FSC's ownership or operation of the Transferred Assets on or

                                       9
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

prior to the Closing Date, (iv) FSC's ownership or operation of the Excluded Assets, and (iv) any claim by *** for any actions taken by FSC relating the formation, execution, performance or breach of any agreement between FSC and ***. Additionally, in the event Par has any claims relating to this Agreement against ***, FSC shall fully cooperate with Par to address and resolve such issues or claims with ***. If such claims constitute legal claims that FSC can make against *** under the *** Agreements or otherwise, FSC shall assert such claims against *** at Par's request, provided that Par shall pay all expenses relating to such assertion of claims. FSC shall pay any recovery with respect to such claims to Par or otherwise pass to Par any such remedy obtained. If FSC elects to pursue other claims than those requested by Par, in the same proceeding, Par and FSC shall share the costs of such proceeding in proportion to the amount of their respective claims; provided, that each Party shall bear all legal fees of any separate counsel engaged solely by it. In the event Par takes an action to cure a breach by FSC of the *** Agreements, FSC shall fully indemnify Par for the amount of any proper payment made by Par to cure such breach.

      8.3 NOTICE OF CLAIMS. The indemnified party shall promptly notify the indemnifying party in writing of all matters which may give rise to the right to indemnification hereunder; PROVIDED, HOWEVER, that failure to timely give the notice provided in this SECTION 8.3 shall not be a defense to the liability of the indemnifying party for such claim, but the indemnifying party may recover any actual damages arising from the indemnified party's failure to give such timely notice. The indemnified party shall not admit any liability with respect to, or settle, compromise or discharge any such matter covered by this ARTICLE VIII without the indemnifying party's prior written consent (which shall not be unreasonably withheld). The indemnifying party shall have the right, with the consent of the indemnified party (which shall not be unreasonably withheld), to settle all indemnifiable matters related to claims by third parties which are susceptible to being settled. In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by a person other than the indemnified party, the indemnifying party at its sole cost and expense may, upon written notice to the indemnified party received by the indemnified party within ten (10) calendar days after the indemnifying party's receipt of notice of such claim, assume the defense of any such claim or legal proceeding. If the indemnifying party assumes the defense of any such claim or legal proceeding, the indemnifying party shall select counsel reasonably acceptable to the indemnified party to conduct the defense of such claims or legal proceedings and, at the indemnifying party's sole cost and expense (which costs and expenses shall not be applied against any indemnity limitation herein), shall take all steps necessary in the defense or settlement thereof. The indemnified party shall be entitled to participate in (but not control) the defense of any such action, with its own counsel and at its own expense, and shall be entitled to any and all information and documentation relating thereto. If the indemnifying party does not assume (or continue to diligently and competently prosecute) the defense of any such claim or litigation resulting there from in accordance with the terms hereof, the indemnified party may, at the indemnifying party's expense, defend against such claim or litigation in such manner as it may deem appropriate, including, but not limited to, settling such claim or litigation, after giving notice of the same to the indemnifying party, on such reasonable terms as the indemnified party may deem appropriate. The indemnified party will cooperate reasonably with

                                       10
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

the indemnifying party in its efforts to conduct or resolve such matters, including by making available to the indemnifying party relevant documents and witnesses. The indemnified party and the indemnifying party shall keep each other informed of all settlement negotiations with third parties and of the progress of any litigation with third parties. The indemnified party and the indemnifying party shall permit each other reasonable access to books and records and shall otherwise cooperate with all reasonable requests of each other in connection with any indemnifiable matter resulting from a claim by a third Person.

                                   ARTICLE IX

                                  MISCELLANEOUS

      9.1 NOTICES. Any notice or other communication to be given under this Agreement by any Party to any other Party shall be in writing and shall be either (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid with return receipt requested, (c) delivered by overnight express delivery service or same-day local courier service, or (d) delivered by telex or facsimile transmission, to the address of the applicable Party as set forth below, or to such other address as may be designated by the Parties from time to time in accordance with this section. Notices delivered personally, by overnight express delivery service or by local courier service shall be deemed given as of actual receipt. Mailed notices shall be deemed given three (3) business days after mailing. Notices delivered by telex or facsimile transmission shall be deemed given upon receipt by the sender of the answerback (in the case of a telex) or transmission confirmation (in the case of a facsimile transmission).


      If to Par at:                 Par Pharmaceutical, Inc.
                                    300 Tice Boulevard
                                    Woodcliff Lake, New Jersey  07677
                                    ATTENTION:  General Counsel
                                    Facsimile Number:  (201) 802-4224

      If to FSC at:                 FSC Laboratories, Inc.
                                    6000 Fairview Road, Suite 1200
                                    Charlotte, North Carolina 28210
                                    ATTENTION: President
                                    Facsimile Number:  (704) 552-3805

or to such other address as each Party may designate for itself by like notice.

      9.2 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the successors and assigns of the Parties hereto; provided however, that neither Party may assign this Agreement without the express written consent of the other Party. This Agreement may not

                                       11
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

be assigned by either Party without the prior consent of the other Party; provided, however, that either Party may assign this Agreement without such consent to an Affiliate or any entity which acquires substantially all of its assets or business and, notwithstanding such assignment, the assigning Party shall remain liable under this Agreement for all of its obligations. Any assignment in contravention of this provision shall be null and void.

      9.3 Neither Party shall issue any press release or any other form of public disclosure regarding the existence of this Agreement, the terms hereof or the relationship of the Parties hereunder or use the name of the other Party hereto in any press release or other public disclosure (collectively, "AGREEMENT PUBLICITY") without the prior written consent of the other Party except as required by a mandatory provision of applicable law or regulations (including, without limitation, the rules and regulations of the Securities and Exchange Commission and any applicable stock exchange) and solely to the extent necessary to comply with such provision. Each party agrees to cooperate in good faith regarding such disclosures by Par in order to address obligations to *** and Par shall not issue any press release specifically disclosing the existence of any of the *** Agreements, the terms thereof or the relationship of the parties thereunder or use the name of *** in any press release or other public disclosure without the prior written consent of FSC except as required by a mandatory provision of applicable Law and solely to the extent necessary to comply with such provision of Law. FSC understands and agrees that Par shall make a press release regarding this transaction and will be obligated to disclose this transaction to conform to its disclosure obligations as a public company.

      9.4 COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed on signature pages exchanged by facsimile, in which event each party shall promptly deliver to the others such number of original executed copies as the others may reasonably request.

      9.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the substantive law of the State of New York, without regard to the conflicts of law provisions thereof.

      9.6 AMENDMENT AND WAIVER. This Agreement may be amended only by a writing that specifically states that such is an amendment, specifically states its purpose and that is signed by both Parties. No course of dealing between the Parties or failure by either Party to exercise any right or remedy hereunder shall constitute an amendment to this Agreement or a waiver of any other right or remedy or the later exercise of any right or remedy.

      9.7 SEVERABILITY. If a court or other tribunal of competent jurisdiction should hold any term or provision of this Agreement to be excessive, or invalid, void or unenforceable, the offending term or provision shall be deleted or revised to the extent necessary to be enforceable, and, if possible, replaced by a term or provision which, so far as practicable achieves the legitimate aims of the Parties.

                                       12
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

      9.8 RELATIONSHIP BETWEEN THE PARTIES. FSC and Par are independent contractors under this Agreement. Nothing herein contained shall be deemed to create an employment, agency, joint venture or partnership relationship between the Parties hereto or any of their agents or employees, or any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party. No Party shall have on accord of this Agreement any express or implied power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.

      9.9 ENTIRE AGREEMENT; AMENDMENT. This Agreement, and all the covenants, promises, agreements, warranties, representations, conditions and understandings contained herein and therein set forth the complete, final and exclusive agreement between the Parties and supersedes and terminates all prior and contemporaneous agreements and understandings between the Parties, whether oral or in writing except as set forth herein. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth in the other agreements between the Parties entered into contemporaneously with this
Agreement. No subsequent alteration, amendment, change, waiver or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party. No understanding, agreement, representation or promise, not explicitly set forth herein, has been relied on by any Party in deciding to execute this Agreement.

                                       13
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

      The Parties are entering into this Asset Purchase Agreement as of the date stated in the introductory clause.

FSC LABORATORIES, INC.                      PAR PHARMACEUTICAL, INC.


By:    /s/ Peter W. Steelman                By:    /s/ Scott L. Tarriff
       -----------------------------               -----------------------------
Name:  Peter W. Steelman                    Name:  Scott L. Tarriff
       -----------------------------               -----------------------------
Title: President                            Title: President & CEO
       -----------------------------               -----------------------------


                                       14
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 1.1(g) -- Registration

Isoptin SR, NDA (19-152)





















                                       15